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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 1997



                          PACIFIC GULF PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         MARYLAND                            1-12546                         33-0577520
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)
       INCORPORATION)
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      4220 VON KARMAN AVENUE
     NEWPORT BEACH, CALIFORNIA                             92660
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 223-5000

                         363 SAN MIGUEL DRIVE, SUITE 100
                         NEWPORT BEACH, CALIFORNIA 92660
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         On March 19, 1997, Pacific Gulf Properties Inc. (the "Company") filed a registration statement (File No. 333-23611) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), of an aggregate of up to $250,000,000 in equity and debt securities of the Company (the "Registration Statement"). On April 11, 1997, the Commission declared the Registration Statement, as amended, effective. The Registration
Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus."

         The Company filed with the Commission on October 31, 1997 a preliminary prospectus supplement dated October 31, 1997 to the Prospectus, relating to the issuance and sale of shares of the Company's common stock, $.01 par value per share. On November 19, 1997, the Company filed with the Commission a prospectus supplement relating to the sale of 4,250,000 shares of the Company's common stock (plus an additional 637,500 shares of common stock issuable upon the exercise by the underwriters of an over-allotment option granted by the Company)
("Common Stock Supplement"). In connection with the filing of the Common Stock
Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibits are filed with this report on Form 8-K:

         Exhibit No.         Description
         -----------         -----------
         1.1                 Underwriting Agreement between the Company and the
                             several underwriters named therein, dated November
                             17, 1997, with respect to the issuance and sale by
                             the Company of up to 4,250,000 shares of the
                             Company's common stock (plus an additional 637,500
                             shares of common stock issuable upon the exercise
                             by the underwriters of an over-allotment option
                             granted by the Company).

         5.1 Opinion of Piper & Marbury, L.L.P. regarding the validity of the common stock.

         8.1 Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters.

         23.1 Consent of Piper & Marbury, L.L.P. (included as part of Exhibit 5.1).

         23.2 Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 8.1).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PACIFIC GULF PROPERTIES INC.



Date:  November 20, 1997            By: /s/ DONALD G. HERRMAN
                                        -----------------------------------
                                        Donald G. Herrman
                                        Chief Financial Officer